UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   May 4, 2005

                                SUPERCLICK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       STATE OF WASHINGTON                           52-2219677
 -----------------------------------            -----------------------
  (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)


                                5001 LBJ FREEWAY
                                SUITE 700 PMB 173
                                DALLAS, TX 75244
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (858) 518-1387
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 29, 2005, Superclick Inc. (the "Company") prepared and restated its audited consolidated financial statements as of the year ended October 31, 2004 and its unaudited consolidated financial statements for the three month period ended January 31, 2005.

The Company intends to file amendments to its Quarterly Report on Form 10-Q for the period ended January 31, 2005, its Annual Report on Form 10-K for the fiscal year ended October 31, 2004 that will include restatements to Note K

                                   SIGNATURES

Pursuant to the requirements if the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SUPERCLICK, INC.

                                    By: /s/ Todd M. Pitcher
                                    -----------------------------
                                    Todd M. Pitcher
                                    Chairman, Interim Chief Financial Officer
                                    and Principal Accounting Officer

Date: May 4, 2005